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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549





                                   FORM 8-K/A

                                 CURRENT REPORT




                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



 Date of Report (Date of earliest event reported): December 31, 1997
                                                   (November 18, 1997)




                      Laidlaw Environmental Services, Inc.
                      ------------------------------------
               (Exact name of Company as specified in its charter)


Delaware                        1-8368                      51-0228924
--------                        ------                      ----------
(State or other               (Commission                (IRS Employer
jurisdiction                  File Number)               Identification
of incorporation)                                               Number)



         1301 Gervais Street, Suite 300, Columbia, South Carolina 29201
         --------------------------------------------------------------
               (Address of principal executive offices)      (Zip Code)



       Registrant's telephone number, including area code: (803) 933-4200


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ITEM 5.  OTHER EVENTS

         On November 18, 1997, Laidlaw Environmental Services, Inc. ("LESI") (NYSE:LLE) announced a response to the Safety-Kleen suit filed against it in the United States District Court for the Northern District of Illinois. The full text of the announcement is reproduced below. NOTE THAT THE ANNOUNCEMENT CONTAINS STATEMENTS REGARDING LESI'S INTERPRETATION OF CERTAIN ACTIONS AND STATEMENTS OF SAFETY-KLEEN AND IT'S ADVISORS.

               LAIDLAW ENVIRONMENTAL RESPONDS TO SAFETY-KLEEN SUIT


COLUMBIA, SOUTH CAROLINA...NOVEMBER 18, 1997. Laidlaw Environmental Services, Inc. (NYSE:LLE) said today Safety-Kleen Corp. (NYSE:SK) had filed suit against it in the US District Court for the Northern District of Illinois seeking an order permitting Safety-Kleen to avoid calling the special shareholders meeting and providing the shareholder list requested by Laidlaw Environmental.

Commenting on the Safety-Kleen suit, James R. Bullock, chairman of Laidlaw Environmental, said, "We are disappointed that the Safety-Kleen board continues to take actions to deny Safety-Kleen shareholders the ability to consider our offer. We have sought repeatedly to work with the Safety-Kleen board in a cooperative manner only to be rebuffed at every turn. Despite repeated assurances that the Safety-Kleen board would consider our offer, the Safety-Kleen board took this action without any effort to engage us in discussions. We believe our offer should be considered on its economic merits. This suit is a wasteful diversion.

"We certainly believe the Safety-Kleen suit is utterly without merit. We will defend ourselves vigorously to ensure Safety-Kleen shareholders have a say in the destiny of their company."

Laidlaw Environmental Services is the leading provider of hazardous and industrial waste management services to industry and government. The company operates from more than 100 locations throughout North America.

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CONTACTS:   James R. Bullock                      Kenneth W. Winger
            Chairman                              President and CEO
            Laidlaw Environmental Services        Laidlaw Environmental Services
               and President and CEO              803-933-4211
               Laidlaw Inc.
            800-563-6072  ext. 201

            TAG Watson
            Vice President Communications
            Laidlaw Inc.   800-563-6072  ext. 309

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                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            LAIDLAW ENVIRONMENTAL SERVICES, INC.



Date: December 31, 1997                     By:  /s/ Kenneth W. Winger
                                                 ----------------------------
                                                 Kenneth W. Winger, President
                                                 and Chief Executive Officer